Exhibit 99.1

PFSweb Reports First Quarter 2016 Results

– Service Fee Equivalent Revenue up 33% to a Q1 Record $50.0 Million –

Allen, TX – May 9, 2016 – PFSweb, Inc. (NASDAQ: PFSW), a global commerce service provider, reported results for the first quarter ended March 31, 2016.

First Quarter 2016 Highlights vs. Same Year-Ago Quarter

•	Total revenues increased 18% to $75.1 million

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 33% to a Q1 record $50.0 million

•	Service fee gross margin increased 310 basis points to 34.6%

•	Adjusted EBITDA (a non-GAAP measure defined below) increased to $3.8 million

Management Commentary

“The momentum from our record 2015 has carried into the first quarter of 2016,” said Mike Willoughby, CEO of PFSweb. “Our Q1 record revenue was driven by growth across all of our core service offerings – agency, technology and omni-channel operations-, including the benefit from last year’s acquisitions of CrossView and Moda. We also continued to leverage our newly launched consulting practice during the quarter, which enhances our positioning earlier in the client sales cycle.

“Our incremental investments in sales, marketing and infrastructure resources in 2016 are beginning to yield results. We continue to believe that our full end-to-end service offering, with integration and support capabilities across all five major enterprise level technology platforms, is a differentiator for us in the marketplace and positions us well to be a valued, strategic partner for our clients.

“For the remainder of 2016, we are targeting to continue to drive growth across our operations and professional service offerings to capitalize on our large and growing addressable market. We also remain in the early innings of leveraging our B2B capabilities, and we continue to believe this underserved portion of the market is a sizeable opportunity for our company. Most importantly, we plan to continue executing for our clients and enabling them to maximize online sales, which we believe will drive the most enhanced value for our stockholders.”

First Quarter 2016 Financial Results

Total revenues in the first quarter of 2016 increased 18% to $75.1 million compared to $63.8 million in the same period of 2015. Service fee revenue in the first quarter increased 34% to $49.3 million compared to $36.7 million last year. Product revenue was $13.6 million compared to $16.7 million in the same period of 2015 due to ongoing restructuring activities by the company’s last remaining client in this segment and their discontinuation of certain product lines.

Service fee equivalent revenue increased 33% to a first quarter record $50.0 million compared to $37.7 million in the year-ago quarter, driven by both new and expanded client relationships, as well as approximately $8.2 million of service fees generated in the first quarter of 2016 by the company’s CrossView and Moda subsidiaries which were acquired midyear 2015.

Service fee gross margin in the first quarter of 2016 increased 310 basis points to 34.6% compared to 31.5% in the same period of 2015. The increase was due to a higher proportion of agency and technology services in the first quarter of 2016, in part due to the benefit from the Moda and CrossView acquisitions.

Adjusted EBITDA increased slightly to $3.8 million compared to $3.7 million in the same period of 2015. As a percentage of service fee equivalent revenue, adjusted EBITDA was 7.5% compared to 9.9% in the year-ago quarter. The decline in adjusted EBITDA margin was anticipated and driven by increased investment in sales, marketing and infrastructure resources to support our targeted future growth.

Net loss in the first quarter of 2016 improved to $0.8 million or $(0.04) per share, compared to a net loss of $1.7 million or $(0.10) per share in the same period of 2015. Net loss in the first quarter of 2016 included $0.8 million in amortization of acquisition-related intangible assets, $0.8 million in stock-based compensation expense, and a $0.8 million benefit from acquisition-related, restructuring and other income. This compares to $0.2 million in amortization of acquisition-related intangible assets, $0.8 million in stock-based compensation expense and $0.8 million in acquisition-related, restructuring and other costs in the same period of 2015.

Non-GAAP net income (a non-GAAP measure defined below) in the first quarter of 2016 was $41,000 or $0.00 per diluted share, compared to $130,000 or $0.01 per diluted share in the first quarter of 2015.

At March 31, 2016, cash and cash equivalents was $15.6 million compared to $21.8 million at December 31, 2015. Total debt was $37.0 million compared to $35.4 million at December 31, 2015.

2016 Outlook

PFSweb is reiterating its target for 2016 service fee equivalent revenue to range between $220 million and $230 million, reflecting growth of 19% to 24% from 2015. The company is also reiterating its target for adjusted EBITDA to range between $23 million to $25 million, up 11% to 21% from 2015. This adjusted EBITDA target includes the expected impact of incremental sales and marketing expenditures as well as other infrastructure expenditures to support the company’s targeted future growth.

Conference Call

PFSweb will conduct a conference call today at 5:00 p.m. Eastern time to discuss its results for the first quarter ended March 31, 2016.

CEO Michael Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Monday, May 9, 2016

Time: 5:00 p.m. Eastern Time (4:00 p.m. Central time)

Toll-free dial-in number: 1-888-503-8169

International dial-in number: 1-719-325-2354

Conference ID: 8424190

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=119472 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 8:00 p.m. Eastern Time on the same day through May 23, 2016.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 8424190

About PFSweb, Inc.

PFSweb (NASDAQ: PFSW) is a global commerce service provider of solutions including digital strategy consulting, digital agency and marketing services, technology development services, business process outsourcing services, and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, ASICS, Roots Canada Ltd., PANDORA, Diageo, BCBGMAXAZRIA, ROKA Sports, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Ohio, North Carolina, Canada, Belgium, London, Munich, and India. For more information, please visit www.pfsweb.com or download the free PFSweb IR App on your iPhone, iPad, or Android device.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition related, restructuring and other costs and the amortization of acquisition-related intangible assets.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition related, restructuring and other costs.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss)

eliminates the effect of stock-based compensation, acquisition related, restructuring and other costs and amortization of acquisition-related intangible assets and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2015 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

Company Contact:

Michael C. Willoughby

Chief Executive Officer

or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios

Scott Liolios or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	(Unaudited) March 31, 2016	December 31, 2015
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$15,636	$21,781
Restricted cash	224	275
Accounts receivable, net of allowance for doubtful accounts of $558 and $600 at March 31, 2016 and December 31, 2015, respectively	59,971	70,700
Inventories, net of reserves of $599 and $739 at March 31, 2016 and December 31, 2015, respectively	8,433	9,262
Other receivables	6,615	8,704
Prepaid expenses and other current assets	5,997	5,662

Total current assets	96,876	116,384
PROPERTY AND EQUIPMENT, net	23,670	24,093
INTANGIBLE ASSETS, net	7,962	8,810
GOODWILL	39,829	39,829
OTHER ASSETS	2,199	2,174

Total assets	170,536	191,290

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$6,267	$3,153
Trade accounts payable	35,214	51,170
Deferred revenue	6,499	7,390
Performance-based contingent payments	11,440	11,679
Accrued expenses	26,174	30,563

Total current liabilities	85,594	103,955
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	30,683	32,238
DEFERRED REVENUE	4,496	4,499
DEFERRED RENT	4,343	4,362
OTHER LONG-TERM LIABILITIES	1,570	2,478

Total liabilities	126,686	147,532

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 18,345,243 and 18,136,218 shares issued at March 31, 2016 and December 31, 2015, respectively; and 18,311,776 and 18,012,751 shares outstanding as of March 31, 2016 and December 31, 2015, respectively	18	18
Additional paid-in capital	142,149	141,948
Accumulated deficit	(98,539)	(97,787)
Accumulated other comprehensive income	347	(296)
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	43,850	43,758

Total liabilities and shareholders’ equity	$170,536	$191,290

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended March 31,
	2016	2015
REVENUES:
Service fee revenue	$49,318	$36,708
Product revenue, net	13,607	16,654
Pass-thru revenue	12,155	10,484

Total revenues	75,080	63,846

COSTS OF REVENUES:
Cost of service fee revenue	32,274	25,155
Cost of product revenue	12,903	15,708
Cost of pass-thru revenue	12,155	10,484

Total costs of revenues	57,332	51,347

Gross profit	17,748	12,499
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	17,550	13,614

Income (loss) from operations	198	(1,115)
INTEREST EXPENSE (INCOME), NET	484	318

Income (loss) before income taxes	(286)	(1,433)
INCOME TAX PROVISION (BENEFIT)	466	260

NET INCOME (LOSS)	$(752)	$(1,693)

NON-GAAP NET INCOME (LOSS)	$41	$130

NET INCOME (LOSS) PER SHARE:
Basic	$(0.04)	$(0.10)

Diluted	$(0.04)	$(0.10)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	18,325	17,144

Diluted	18,325	17,144

EBITDA	$3,801	$2,140

ADJUSTED EBITDA	$3,750	$3,723

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.

PFSweb, Inc. and Subsidiaries

Unaudited Reconciliation of Certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended March 31,
	2016	2015
NET INCOME (LOSS)	$(752)	$(1,693)
Income tax expense (benefit)	466	260
Interest expense, net	484	318
Depreciation and amortization	3,603	3,255

EBITDA	$3,801	$2,140
Stock-based compensation	766	804
Acquisition related, restructuring and other (income) costs	(817)	779

ADJUSTED EBITDA	$3,750	$3,723

	Three Months Ended March 31,
	2016	2015
NET INCOME (LOSS)	$(752)	$(1,693)
Stock-based compensation	766	804
Amortization of acquisition-related intangible assets	844	240
Acquisition related, restructuring and other (income) costs	(817)	779

NON-GAAP NET INCOME (LOSS)	$41	$130

NET INCOME (LOSS) PER SHARE:
Basic	$(0.04)	$(0.10)

Diluted	$(0.04)	$(0.10)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$0.00	$0.01

Diluted	$0.00	$0.01

	Three Months Ended March 31,
	2016	2015
TOTAL REVENUES	$75,080	$63,846
Pass-thru revenue	(12,155)	(10,484)
Cost of product revenue	(12,905)	(15,708)

SERVICE FEE EQUIVALENT REVENUE	$50,020	$37,654

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended March 31, 2016

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$45,216	$4,102	$—	$49,318
Service fee revenue – affiliate	3,617	235	(3,852)	—
Product revenue, net	—	13,607	—	13,607
Pass-thru revenue	12,155	—	—	12,155

Total revenues	60,988	17,944	(3,852)	75,080

COSTS OF REVENUES:
Cost of service fee revenue	31,467	3,986	(3,179)	32,274
Cost of product revenue	—	12,903	—	12,903
Cost of pass-thru revenue	12,155	—	—	12,155

Total costs of revenues	43,622	16,889	(3,179)	57,332

Gross profit	17,366	1,055	(673)	17,748
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	17,663	560	(673)	17,550

Income (loss) from operations	(297)	495	—	198
INTEREST EXPENSE (INCOME), NET	394	90	—	484

Income (loss) before income taxes	(691)	405	—	(286)
INCOME TAX PROVISION (BENEFIT)	326	140	—	466

NET INCOME (LOSS)	$(1,017)	$265	$—	$(752)

NON-GAAP NET INCOME (LOSS)	$(224)	$265	$—	$41

EBITDA	$3,300	$501	$—	$3,801

ADJUSTED EBITDA	$3,249	$501	$—	$3,750

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(1,017)	$265	$—	(752)
Income tax expense (benefit)	326	140	—	466
Interest expense (income), net	394	90	—	484
Depreciation and amortization	2,753	6	—	2,759
Amortization of acquisition-related intangible assets	844	—	—	844

EBITDA	$3,300	$501	$—	$3,801
Stock-based compensation	766	—	—	766
Acquisition related, restructuring and other income	(817)	—	—	(817)

ADJUSTED EBITDA	$3,249	$501	$—	$3,750

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(1,017)	$265	$—	$(752)
Stock-based compensation	766	—	—	766
Amortization of acquisition-related intangible assets	844	—	—	844
Acquisition related, restructuring and other income	(817)	—	—	(817)

NON-GAAP NET INCOME (LOSS)	$(224)	$265	$—	$41

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended March 31, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$32,732	$3,976	$—	$36,708
Service fee revenue – affiliate	3,493	204	(3,697)	—
Product revenue, net	—	16,654	—	16,654
Pass-thru revenue	10,484	—	—	10,484

Total revenues	46,709	20,834	(3,697)	63,846

COSTS OF REVENUES:
Cost of service fee revenue	24,657	3,946	(3,448)	25,155
Cost of product revenue	—	15,708	—	15,708
Cost of pass-thru revenue	10,484	—	—	10,484

Total costs of revenues	35,141	19,654	(3,448)	51,347

Gross profit	11,568	1,180	(249)	12,499
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	13,230	633	(249)	13,614

Income (loss) from operations	(1,662)	547	—	(1,115)
INTEREST EXPENSE (INCOME), NET	206	112	—	318

Income (loss) before income taxes	(1,868)	435	—	(1,433)
INCOME TAX PROVISION (BENEFIT)	106	154	—	260

NET INCOME (LOSS)	$(1,974)	$281	$—	$(1,693)

NON-GAAP NET INCOME (LOSS)	$(151)	$281	$—	$130

EBITDA	$1,569	$571	$—	$2,140

ADJUSTED EBITDA	$3,152	$571	$—	$3,723

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(1,974)	$281	$—	(1,693)
Income tax expense (benefit)	106	154	—	260
Interest expense (income), net	206	112	—	318
Depreciation and amortization	2,991	24	—	3,015
Amortization of acquisition-related intangible assets	240	—	—	240

EBITDA	$1,569	$571	$—	$2,140
Stock-based compensation	804	—	—	804
Acquisition related, restructuring and other costs	779	—	—	779

ADJUSTED EBITDA	$3,152	$571	$—	$3,723

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(1,974)	$281	$—	$(1,693)
Stock-based compensation	804	—	—	804
Amortization of acquisition-related intangible assets	240	—	—	240
Acquisition related, restructuring and other costs	779	—	—	779

NON-GAAP NET INCOME (LOSS)	$(151)	$281	$—	$130

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of March 31, 2016

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$8,481	$7,155	$—	$15,636
Restricted cash	—	224	—	224
Accounts receivable, net	42,928	17,795	(752)	59,971
Inventories, net	—	8,433	—	8,433
Other receivables	662	5,953	—	6,615
Prepaid expenses and other current assets	5,152	845	—	5,997

Total current assets	57,223	40,405	(752)	96,876
PROPERTY AND EQUIPMENT, net	23,648	22	—	23,670
RECEIVABLE/INVESTMENT IN AFFILIATES	10,906	—	(10,906)	—
INTANGIBLE ASSETS, net	7,962	—	—	7,962
GOODWILL	39,829	—	—	39,829
OTHER ASSETS	2,199	—	—	2,199

Total assets	141,767	40,427	(11,658)	170,536

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$6,267	$—	$—	$6,267
Trade accounts payable	9,027	26,939	(752)	35,214
Deferred revenue	6,499	—	—	6,499
Performance-based contingent payments	11,440	—	—	11,440
Accrued expenses	23,389	2,785	—	26,174

Total current liabilities	56,622	29,724	(752)	85,594
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	30,683	—	—	30,683
PAYABLE TO AFFILIATES	—	23,545	(23,545)	—
DEFERRED REVENUE	4,496	—	—	4,496
DEFERRED RENT	4,343	—	—	4,343
OTHER LONG-TERM LIABILITIES	1,570	—	—	1,570

Total liabilities	97,714	53,269	(24,297)	126,686

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	18	19	(19)	18
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	142,149	28,060	(28,060)	142,149
Retained earnings (accumulated deficit)	(98,359)	(43,250)	43,070	(98,539)
Accumulated other comprehensive income	370	1,329	(1,352)	347
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	44,053	(12,842)	12,639	43,850

Total liabilities and shareholders’ equity	$141,767	$40,427	$(11,658)	$170,536

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7,962	$13,819	$—	$21,781
Restricted cash	51	224	—	275
Accounts receivable, net	51,231	20,348	(879)	70,700
Inventories, net	—	9,262	—	9,262
Other receivables	2,621	6,083	—	8,704
Prepaid expenses and other current assets	4,744	918	—	5,662

Total current assets	66,609	50,654	(879)	116,384
PROPERTY AND EQUIPMENT, net	24,065	28	—	24,093
RECEIVABLE/INVESTMENT IN AFFILIATES	9,577	—	(9,577)	—
INTANGIBLE ASSETS, net	8,810	—	—	8,810
GOODWILL	39,829	—	—	39,829
OTHER ASSETS	2,174	—	—	2,174

Total assets	151,064	50,682	(10,456)	191,290

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,153	$—	$—	$3,153
Trade accounts payable	15,329	36,710	(869)	51,170
Deferred revenue	7,390	—	—	7,390
Performance-based contingent payments	11,679	—	—	11,679
Accrued expenses	26,015	4,558	(10)	30,563

Total current liabilities	63,566	41,268	(879)	103,955
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	32,238	—	—	32,238
PAYABLE TO AFFILIATES	—	22,056	(22,056)	—
DEFERRED REVENUE	4,499	—	—	4,499
DEFERRED RENT	4,362	—	—	4,362
OTHER LONG-TERM LIABILITIES	2,478	—	—	2,478

Total liabilities	107,143	63,324	(22,935)	147,532

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	18	19	(19)	18
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	141,948	28,060	(28,060)	141,948
Retained earnings (accumulated deficit)	(97,616)	(42,827)	42,656	(97,787)
Accumulated other comprehensive income	(304)	1,106	(1,098)	(296)
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	43,921	(12,642)	12,479	43,758

Total liabilities and shareholders’ equity	$151,064	$50,682	$(10,456)	$191,290

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.